J.P. Morgan Funds
Supplement dated February 3, 2000, to the following Prospectus:

J.P. Morgan Fixed Income Funds, dated December 1, 1999

     The second paragraph under the heading "Portfolio Management" on page 2 with respect to J.P. Morgan Short Term Bond Fund is hereby replaced with the following:

         The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984 and William G. Tennille, vice president, who joined the team in 1994 and has been at J.P. Morgan since 1992.